UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2014
BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC
(Exact name of registrant as specified in its charter)

Texas	333-174226	38-3769404
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)
3100 South Gessner Road, Suite 215
Houston, Texas 77063
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (832) 379-2300
Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit 99.1

Item 4.01	Changes in Registrant's Certifying Accountant

UHY LLP (“UHY”) served as Black Elk Energy Offshore Operation, LLC’s (“the Company”) independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ended December 31, 2013. The Board of Managers selected UHY to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. On December 1, 2014 UHY informed the Company that effective on that date, its Texas practice had been acquired by BDO USA, LLP ("UHY transaction"). As a result of this transaction, effective December 1, 2014, UHY resigned as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.
The audit reports of UHY on the Company’s consolidated financial statements for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, and these statements were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2013 and 2012, and the subsequent interim period through December 1, 2014, there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, had it not been resolved to the satisfaction of UHY, would have caused UHY to make reference thereto in its reports on the financial statements for such periods. During this time, there have been no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.
The Company has requested that UHY furnish it with a letter addressed to the Securities and Exchange Commission stating whether UHY agrees with the above statements. A copy of such letter dated December 4, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

As a result of the UHY transaction, the Board of Managers appointed BDO USA, LLP (“BDO”) as the successor independent registered public accounting firm on December 4, 2014. Prior to such appointment, the Company had not consulted with BDO with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit        Description

16.1*	Change of auditor letter to SEC, dated December 4, 2014.

*	Included herewith.

Exhibit 99.1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 5, 2014

BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC Black Elk Energy, LLC, its sole member

By:	/s/ Jeffrey Shulse
	Name:	Jeffrey Shulse
	Title:	President and Chief Executive Officer